SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 24, 2005

MORTGAGEBROKERS.COM HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-49998	05-0554486
(STATE OR OTHER JURISDICTION OF	(COMMISSION FILE NO.)	(IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)		IDENTIFICATION NO.)

45 Vogell Road, Suite 101

Richmond Hill, Ontario L4B-3P6

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(416) 410-4848

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.	OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 24, 2005, Mortgagebrokers.com Holdings, Inc. (OTCBB:MBKR) issued a press release announcing that its wholly owned subsidiary, Mortgagebrokers.com, which is a financial services company dedicated to providing mortgages to the Canadian marketplace, has received regulatory approval from Financial Services

Commission of Ontario ("FSCO") and will start accepting mortgage applications beginning of next month.

The Company will begin accepting mortgage applications in April 2005. With the completion of the registration process with FSCO, MortgageBrokers.com is now operational in one of Canada's largest jurisdictions which was the first step in its business plan.

MortgageBrokers.com Inc. is a financial services company which was formed to be an industry leader in the mortgage brokering industry. The Company believes that it will excel in the marketplace due to its unique business plan, superior customer service and strong partnerships with banks, institutions and private lenders. MortgageBrokers.com will serve North American mortgage needs. The Company's head office and operations will be based in Toronto, Ontario, a city considered to be the finance center of Canada, and home to many of the country's largest corporations. MortgageBrokers.com plans to open four corporate offices in Toronto in 2005.

The Canadian mortgage industry is a $500 billion industry, and it is estimated that there are approximately $40 billion in new mortgages each year. In the United States, the mortgage finance market increased 53.4% to U.S $3.8 trillion in 2003 from U.S. $2.4 trillion in 2002, due to the extremely favorable interest rate environment in 2003. All of the leading companies profiled achieved positive asset growth during the 1999 to 2003 review period. MortgageBrokers.com plans to obtain mortgage broker licenses in other provinces across Canada as well as 50 states in the United States. This Company has already commenced this process anticipates receiving these licenses by the end of summer 2005.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

Number	Exhibit

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEBROKERS.COM HOLDINGS, INC.

By: /s/ Alex Haditaghi

ALEX HADITAGHI

CEO

Dated: March 21, 2005